UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Material

☐	Soliciting Material Pursuant to Rule 14a-12

PEARL DIVER CREDIT COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PEARL DIVER CREDIT COMPANY INC.

747 Third Avenue, Suite 3603

New York, NY 10017

November 5, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Meeting”) of Pearl Diver Credit Company Inc. (the “Company”) to be held exclusively via live webcast on Thursday, December 4, 2025, at 10:30 a.m., Eastern Time. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/PDCC2025 and entering your control number on your proxy card or voting instruction form.

The Notice of the Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the business to be conducted at the Meeting. At the Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s preferred stock, voting together as a single class, will be asked to elect Gary Wilder, a Class II Director of the Company, and, additionally, holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, will be asked to elect Martin Mellish, also a Class II Director of the Company.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting virtually, you may vote by mail by returning a properly executed proxy card in the envelope provided, vote by phone at 1-800-690-6903, or vote by Internet by visiting www.proxyvote.com or scanning the QR Barcode on your proxy card and following the instructions. Your vote is important.

Sincerely yours,

/s/ Indranil Basu

Indranil Basu, Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 2025

The Proxy Statement is available at www.proxyvote.com.

In addition, copies of the Company’s most recent annual and semi-annual report, including financial statements, have previously been transmitted to the Company’s stockholders. The Company will furnish to any stockholder upon request, without charge, an additional copy of the Company’s most recent annual report and semi-annual report to stockholders. Annual reports and semi-annual reports to stockholders may be obtained by (1) visiting the Company’s website at www.pearldivercreditcompany.com/pdcc, (2) calling toll-free (833) 736-6777, or (3) writing to: Pearl Diver Credit Company Inc., Attention: Investor Relations, 430 West 7th Street, Suite 219047, Kansas City, MO 64105.

The following information applicable to the Meeting is found in the Proxy Statement and accompanying proxy card:

•	The date and time of the virtual Meeting;
•	A list of the matters intended to be acted on and the recommendation of the Company’s Board of Directors regarding those matters; and
•	Any control/identification numbers that you need to access your proxy card and log-in to the virtual Meeting, as applicable.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2025

PEARL DIVER CREDIT COMPANY INC.

747 Third Avenue, Suite 3603
New York, NY 10017

To the Stockholders of Pearl Diver Credit Company Inc. (the “Company”):

Notice is hereby given that an Annual Meeting of Stockholders of the Company (the “Meeting”) will be held exclusively via live webcast on Thursday, December 4, 2025, at 10:30 a.m., Eastern Time. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/PDCC2025 and entering your control number on your proxy card or voting instruction form. It is important to note that Stockholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting.

At the Meeting, you will be asked to elect either one or two directors of the Company, as outlined below and more fully described in the accompanying Proxy Statement:

1.	Mr. Martin Mellish, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualified; and

2.	Mr. Gary Wilder, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualified.

The Board of Directors of the Company has fixed the close of business on October 15, 2025, as the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. This Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about November 5, 2025.

By order of the Board of Directors of the Company

/s/ Chandrajit Chakraborty

Chandrajit Chakraborty
Secretary

New York, NY

November 5, 2025

It is important that your shares be represented at the Meeting virtually or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting virtually, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may also vote by phone at 1-800-690-6903 or vote by Internet by visiting www.proxyvote.com or scanning the QR Barcode on your proxy card and following the instructions. Please vote your proxy promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled. Instructions on how to vote either in advance of or during the Meeting are available on your proxy card and posted at www.proxyvote.com and will be posted during the Meeting’s live webcast at www.virtualshareholdermeeting.com/PDCC2025. If you have any questions regarding the proxy materials, please call (833) 736-6777.

PEARL DIVER CREDIT COMPANY INC.

747 Third Avenue, Suite 3603
New York, NY 10017

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2025

November 5, 2025

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board,” and each member, a “Director”) of the holders of the capital stock (the “Stockholders”) of Pearl Diver Credit Company Inc. (the “Company,” “we,” “us” or “our”) of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held exclusively via live webcast on Thursday, December 4, 2025, at 10:30 a.m., Eastern Time. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/PDCC2025 and entering your control number on your proxy card or voting instruction form.

The Notice of Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Stockholders on or about November 5, 2025. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the “Annual Report”), was previously transmitted to the Stockholders and is also available to Stockholders, without charge, upon request by (1) visiting the Company’s website at www.pearldivercreditcompany.com/pdcc, (2) calling toll-free (833) 736-6777, or (3) writing to: Pearl Diver Credit Company Inc., Attention: Investor Relations, 430 West 7th Street, Suite 219047, Kansas City, MO 64105.

The Board has fixed the close of business on October 15, 2025, as the record date (the “Record Date”) for the determination of Stockholders entitled to receive notice of, and to vote at, the Meeting. The Meeting is scheduled as a meeting of all Stockholders. As of the Record Date, 6,803,959 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), were issued and outstanding and 1,380,000 shares of the Company’s 8.00% Series A Term Preferred Stock Due 2029, par value $0.001 per share (the “Preferred Stock”) were issued and outstanding.

As a stockholder of record, you may vote by mail by returning a properly executed proxy card, vote by phone at 1-800-690-6903, or virtually by attending the Meeting via live webcast at www.virtualshareholdermeeting.com/PDCC2025. In addition, you may transmit your voting instructions electronically, prior to the Meeting, by visiting www.proxyvote.com, or scanning the QR Barcode on your proxy card, entering your control number on your proxy card or voting instruction form, and following the instructions. Shares of Common Stock and Preferred Stock represented by duly executed and timely delivered proxies will be voted as instructed on your proxy. If you execute and return the enclosed proxy card and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

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Instructions on how to vote either in advance of or during the Meeting are available on your proxy card and posted at www.proxyvote.com and will be posted during the Meeting’s live webcast at www.virtualshareholdermeeting.com/PDCC2025.

At any time before it has been voted, your proxy may be revoked in one of the following ways: (1) by a signed, written letter of revocation delivered on any business day before the date of the Meeting to Chandrajit Chakraborty, the Secretary of the Company, at 430 West 7th Street, Suite 219047, Kansas City, MO 64195, (2) by properly completing and executing a later-dated proxy and returning it in time to be received before the Meeting, or (3) by attending the Meeting and voting virtually. Please call (833) 736-6777 for information on how to attend the Meeting and vote virtually.

Purpose of Meeting

At the Meeting, Stockholders will be asked to elect one or two Class II Directors of the Company, as outlined below:

1.	Mr. Martin Mellish, to be voted upon by holders of the outstanding shares of the Company’s Preferred Stock, voting separately as a single class, to serve until the 2028 annual meeting of Stockholders or until his successor is duly elected and qualified; and

2.	Mr. Gary Wilder, to be voted upon by holders of the outstanding shares of the Company’s Common Stock and Preferred Stock, voting together as a single class, to serve until the 2028 annual meeting of Stockholders or until his successor is duly elected and qualified.

Quorum

A quorum must be present at the Meeting for any business to be conducted. For the proposal to elect Mr. Martin Mellish, the presence at the Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of the Company’s Preferred Stock, voting as a separate class, will constitute a quorum. For the proposal to elect Mr. Gary Wilder, the presence at the Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock and Preferred Stock, voting together as a single class, will constitute a quorum. Proxies that reflect abstentions will be treated as shares present for quorum purposes. In addition, shares held of record by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote, and the broker or nominee does not otherwise have discretionary power to vote on non-routine matters (“broker non-votes”) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until a quorum shall be present or represented. At such adjourned Meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each Stockholder entitled to vote at the Meeting.

Vote Required

The Stockholders of record on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Stockholders, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Directors. Votes cast by proxy or virtually at the Meeting will be counted by the Company’s proxy tabulation firm.

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The election of Mr. Martin Mellish, who is to be elected by the Stockholders of the Preferred Stock voting as a separate class, requires the affirmative vote of a plurality of the votes cast at the Meeting by such Stockholders, virtually or by proxy. The election of Mr. Gary Wilder, who is to be elected by the Stockholders of the Common Stock and Preferred Stock voting together as a single class, also requires the affirmative vote of a plurality of the votes cast at the Meeting by such Stockholders, virtually or by proxy. Accordingly, the nominees who receive the highest number of votes “FOR”, up to the number of Directors to be elected, will be elected.

If you vote “WITHHOLD” with respect to a nominee, your shares will not be voted with respect to the person indicated. “WITHHOLD” votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election. No “broker non-votes” are anticipated with respect to the proposal. However, any “broker non-votes” received will not be included in determining the number of votes cast and, as a result, will have no effect on the proposal. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

Adjournment

The Meeting may be adjourned for such periods as the presiding officer of the Meeting or the Stockholders present virtually or by proxy and entitled to vote on the matter being considered shall direct.

Additional Information

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. The Company intends to use the services of SS&C GIDS, Inc., its transfer agent, and Broadridge Financial Solutions, Inc., a provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares of Common Stock or Preferred Stock in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing. In addition, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by Directors or officers of the Company, officers or employees of Pearl Diver Capital LLP, our investment adviser (the “Adviser”), ALPS Fund Services, Inc., our administrator (the “Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such Directors, officers or regular employees for such services. If the Company retains a proxy vendor to administer the virtual Meeting, the Company has estimated that it would pay approximately $18,300 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote.

As of the date of this Proxy Statement, the Board, the Company’s officers and the Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

PROPOSAL: ELECTION OF DIRECTORS

The Board is currently comprised of five (5) Directors, four (4) of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, and meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the New York Stock Exchange listing rules (the “Independent Directors”). The Board is divided into three classes with staggered three-year terms, such that the term of only one class expires at each annual meeting. Classes I and II are each comprised of two (2) Directors and Class III is comprised of one (1) Director.

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The Governance and Nominating Committee of the Company and the Board have recommended Messrs. Mellish and Wilder for election as Class II Directors by the Stockholders. Accordingly, at the Meeting, (i) the holders of Preferred Stock, voting separately as a single class, are being asked to elect Mr. Mellish as a Class II Director, and (ii) the holders of Common Stock and Preferred Stock, voting together as a single class, are being asked to elect Mr. Wilder as a Class II Director, each to serve until the 2028 annual meeting of Stockholders or until his respective successor is duly elected and qualifies.

Messrs. Mellish and Wilder are currently serving as Class II Directors and have agreed to continue to serve as Class II Directors, if elected. If either Mr. Mellish or Mr. Wilder is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Governance and Nominating Committee and the Board may select. The Board has no reason to believe that either Mr. Mellish or Mr. Wilder will be unable or unwilling to serve.

A Stockholder can vote “FOR,” or “WITHHOLD” its vote with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of each nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE.

Information about the Board

The business of the Company is managed under the direction of the Board. Subject to the provisions of the Company’s certificate of incorporation, its bylaws and applicable state law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Company’s officers. The Board is divided into three classes, with staggered three-year terms, such that the term of only one class expires at each annual meeting of the Stockholders.

Class I Directors. Messrs. Indranil Basu and John Everets are currently serving as Class I Directors. Mr. Basu has served as a Director since the Company’s inception, and Mr. Everets has served as a Director since May 2024. Their terms will expire at the 2027 annual meeting of Stockholders.

Class II Directors. Messrs. Martin Mellish and Gary Wilder are currently serving as Class II Directors. Messrs. Mellish and Wilder have served as Directors since May 2024 with a term expiring at the Meeting. Messrs. Mellish and Wilder will continue to serve as Class II Directors if elected at the Meeting. If elected at the Meeting, their terms would expire at the 2028 annual meeting of Stockholders.

 Class III Director. Mr. Tarun Jotwani is currently serving as a Class III Director. Mr. Jotwani has served as a Director since May 2024. His term will expire at the 2026 annual meeting of Stockholders.

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Board Leadership Structure. Currently, the Board consists of five (5) Directors, four (4) of whom are Independent Directors and one (1) of whom is an “interested person” of the Company as defined in the 1940 Act. Each Independent Director also meets the definition of “independent director” in the corporate governance standards of the New York Stock Exchange as applicable to closed-end management investment companies. Messrs. Everets, Jotwani, Mellish and Wilder qualify as Independent Directors. Mr. Basu, who serves as our Chairperson (the “Chairperson”) and Chief Executive Officer, is an interested person of the Company. The Chairperson presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also generally acts as a liaison with our management, officers and attorneys and other Directors between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to our certificate of incorporation or bylaws, or as assigned by the Board, the designation of a Director as Chairperson does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has established two standing committees to facilitate oversight of the management of the Company: the Audit Committee and the Governance and Nominating Committee. The functions and roles of each committee are described below under the section “Board Committees and Meetings.” The membership of each committee consists of all of the Independent Directors, other than Mr. Wilder. The Board believes this composition allows them to participate in the full range of the Board’s oversight duties. The Interested Director is generally permitted to attend and participate in committee meetings, as appropriate.

The Board reviews its leadership structure periodically, and the Board believes that the current leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Stockholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Basu, Founder of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics.

Risk Oversight. As a registered investment company, the Company is subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our Chief Compliance Officer (“CCO”). The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities.

The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to manage them. The Board discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson, the relevant committee chair or our CCO, who is directly accountable to the Board. As appropriate, the Chairperson and the committee chairs confer among themselves, with our CCO, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate committee for review and discussion with management.

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Information about the Directors and Nominees

The following table provides information concerning the Directors/Director nominees.

Name, Address(1) and Date of Birth of Director/Officer	Position(s) held with the Company	Term of Office and Length of Time Served	Number of Portfolios in the Company Complex Overseen by Director	Principal Occupation(s) During the Past 5 Years	Other Directorship(s) Held by Director During Past 5 Years
Class II Director Nominees: Independent Directors
Martin Mellish (1957)	Director	Term expires in 2025 (2028 if re-elected); since May 2024	1	Chairman (2023–present) and Chief Executive Officer (1994–2023) of Aspen Advisory Services Ltd.	Director, Spectral AI (2021–present); Director, Levitronix Inc. (2021–present); Director, Vetsdale Inc (2020–present); Director, NuCana (2009–present; Director, Kensington Green (Management) Ltd. (2007–present)

Gary Wilder (1962)	Director	Term expires in 2025 (2028 if re-elected); since May 2024	1	Moor Park Capital Partners, Executive Chairman and Founder Partner (2006–present); KWG, Group Chief Executive Officer (2019–2022)	Director, 29-31 Eastways Limited (2024–present); Director, KW Wealth Group (2021–present); Director, Gentleaid (23) Limited (2020–present); Director, Gentleaid (24) Limited (2020–present); Director, Kingwood MHC Inc. (2020–present); Director, Kingwood Corporate Finance Limited (2020–present); Director, Kingswood Acquisition Corp. (2020–2024); Director, Kingswood LLP (2020–2023); Director, Kingswood US Holdings, Inc. (2019–present); Director, Marchant McKechnie Independent Financial Advisers Limited (2019–2021); Director, Gentleaid (16) Limited (2018–present); Director, Kingswood Holdings Limited (2017–present); Director, Offline Records Limited (2016–present); Director, KPI Spire (1) Limited (2016–2024); Director, KPI Spire (2) Limited (2016–2024); Director, KPI Spire (3) Limited (2016–2024); Director, KPI Spire (4) Limited (2016–2024); Director, KPI Spire (5) Limited (2016–2024); Director, Independent International Records Limited (2016–2021); Director, Kingswood Investment Partners Limited (2014–present); Director, KPI (Nominees) Limited (2014–present); Director, Gentleaid (7) Limited (2006–present); Director, Gentleaid (8) Limited (2006–present); Director, Moor Park Investors Limited (2006–present); LLP Designated Member, Gamich LLP (2006–present)

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Directors Not Up for Election at the Meeting: Interested Director
Indranil Basu(2) (1964)	Director	Term expires in 2027; since inception	1	Chief Executive Officer and Founder of Pearl Diver Capital LLP (2008–present)	None
Independent Directors
John Everets (1946)	Director	Term expires in 2027; since May 2024	1	Partner, Arcturus Capital (2015–present)	Director, Medallion Bank (2019–present); Director, Medallion Financial (2017–present); Director, The Eastern Company (1993–present)

Tarun Jotwani (1960)	Director	Term expires in 2026; since May 2024	1	Founding Partner of Sigma Lending LTD (2023–present); Founding Partner of Naviter Capital (2013–present)	Director, Sigma Lending LTD (2023–present) Director, Naviter Capital LLP (2013–present)

(1)	The business address of each of our Directors is: 747 Third Avenue, Suite 3603, New York, NY 10017.
(2)	Mr. Basu is an interested director due to his position as our Chief Executive Officer and his position with, and ownership of, Pearl Diver Capital LLP.

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Other than as disclosed in the table above, none of the Directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered under the 1940 Act (including any other companies in a fund complex with us).

The following table states the dollar range of equity securities of the Company beneficially owned as of the Record Date by each Director and Director nominee.

Name of Director/Nominee	Dollar Range of Equity Securities in the Company(1)(2)	Dollar Range of Equity Securities in the Company Complex(1)
Interested Director
Indranil Basu	Over $100,000	Over $100,000
Independent Directors
Tarun Jotwani	Over $100,000	Over $100,000
John Everets	None	None
Martin Mellish	None	None
Gary Wilder	None	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 and over $100,000. There are currently no other registered investment companies included in the Company Complex.
(2)	Reflects intended ownership in connection with this offering.

To the knowledge of the Company, as of the Record Date, none of the Independent Directors or their immediate family members owned securities of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation. As compensation for serving on the Board each Director who is not an employee of the Adviser receives an annual fee of $100,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the Audit Committee receives an additional annual fee of $10,000 and the chairman of the Governance and Nominating Committee receives an additional annual fee of $5,000 for their additional services in these capacities. No compensation is, or is expected to be, paid by the Company to directors who are employees of the Adviser or Company officers. The Company has obtained directors’ and officers’ liability insurance on behalf of its directors and officers.

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The following table provides information concerning the compensation paid to the Directors during the fiscal year ended December 31, 2024.

Name of Director/Nominee	Aggregate Compensation from the Company(1)
Class II Director Nominees – Independent Directors
Martin Mellish	$50,103
Gary Wilder	$45,548
Independent Directors Not Up for Election
John Everets	$45,548
Tarun Jotwani	$47,825
Interested Director
Indranil Basu	$0

(1) The Company does not maintain a pension plan or retirement plan for any of its Directors.

Director Qualifications. Although the Governance and Nominating Committee has general criteria that guides its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership. See “- Board Committees and Meetings – Governance and Nominating Committee.” The Board believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors.

In respect of each current Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Company, were significant factors in the determination by the Board that the individual is qualified to serve as a Director. The following is a summary of specific experience, qualifications, attributes, or skills of each Director (in addition to the description of “Principal Occupation(s)” set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. The information in this section should not be understood to mean that any of the Directors is an “expert” within the meaning of the federal securities laws.

Class II Director Nominees – Independent Directors

Martin Mellish. Mr. Mellish has served as founding director and now chairman of Aspen Advisory Services Ltd., a private investment office, since 1994. Mr. Mellish serves as a non-executive director of NuCana Ltd (Nasdaq: NCNA; member, Audit Committee), Spectral AI Inc. (Nasdaq: MDAI, chair, Audit Committee), Levitronix Technologies Inc. (chair, Audit Committee), Alturki Holding (chair, Audit Committee), Saudi Readymix Concrete Company (chair, Audit Committee), and Kensington Green (Management) Limited (chair, Estates Environment & Security Committee). Pro-bono, he serves as a member of the International Advisory Council of the Massachusetts General Hospital. From 1984 to 1992 Mr. Mellish was Financial Controller and Chief Financial Officer of Alturki Holding, an industrial investment company based in Saudi Arabia. Mr. Mellish trained at Price Waterhouse and was registered as a Certified Public Accountant (Mass.) in 1983. He holds as M.Sc. in Health Care Delivery Science from the schools of medicine and business at Dartmouth College, an SM (Management) from the Massachusetts Institute of Technology, and an M.Sc. (Accounting) from Northeastern University.

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Gary Wilder. Mr. Wilder served until March 2024 as Executive Chairman and Director of Kingswood Acquisition Corporation when it successfully merged with Binah Capital Group listed on Nasdaq, from January 2019 until December 2022 as Group Chief Executive Officer of KWG, a publicly traded, fully integrated wealth and investment management group, and as Executive Chairman of Kingswood US, KWG’s subsidiary and U.S. holding company. He joined the board of KWG in October 2017 as a non-Executive Director. Mr. Wilder is also a co-founding partner of KPFLP, a private equity family office established in 2006, and alongside his partner, Jonathan Massing, has undertaken a range of long-term private equity investments and financial transactions. In September 2006, Mr. Wilder co-founded Moor Park Capital Partners LLP, a private real estate firm based in London, where he currently serves as the Executive Chairman. Prior to founding Moor Park, Mr. Wilder was a Managing Partner and the Co-Head of European Funds Group at Nomura, a team he created following his role as head of Nomura’s Real Estate Principal Finance Group. He was also a member of Nomura’s Global Fixed Income Committee. Between 1999 and 2002, Mr. Wilder was Partner & Managing Director at Credit Suisse First Boston, responsible for its European Real Estate Investment Banking business. Between 1992 and 1999, Mr. Wilder was a Managing Director at Bankers Trust (now Deutsche Bank) in the Real Estate Group. Mr. Wilder is a Fellow of the Institute of Chartered Accountants in England and Wales and a graduate of the Bayes Business School, University of London, where he attained a Bachelor of Science degree with honors.

Independent Directors Not Up for Election

John Everets. Mr. Everets is currently a partner at Arcturus Capital in Boston, Massachusetts. Prior to joining Arcturus, he was lead investor, Chairman of the Board and Chief Executive Officer of the Bank of Maine from 2010 to 2015, where he led the recapitalization of the bank, helped improve its financial position and eventually joined with Camden National Bank to form the largest bank in northern New England. Before leading the Bank of Maine, Mr. Everets was Chairman of Yorkshire Capital. Prior to that, he was Chairman and CEO of GE HPSC, Inc. before it was acquired by General Electric in 2004. Mr. Everets has served on the Board of Directors of Medallion Bank since September 2019 and Medallion Financial since 2017. Mr. Everets previously served as a director of Financial Security Assurance, Advest Group Inc., and Martin Currie Business Trust. Mr. Everets also previously held several executive positions at Advest, Inc. and is a former Trustee of the Boston Athenaeum. Mr. Everets is currently a director of the Eastern Company, is on the Board of Directors of Newman’s Own Foundation where he chairs the Finance Committee and is a director of the Westminster Kennel Club.

Tarun Jotwani. Mr. Jotwani is a founding partner of Naviter Capital LLP, a London-based investment firm specializing in private debt originated through fintech lending platforms. He also is a founding partner of Sigma Lending LLP, a direct lender. Prior to establishing Naviter in 2013, Mr. Jotwani had a 28-year career in investment banking at Nomura, Lehman and Morgan Stanley based in London, New York and Tokyo. During this time, he served in senior leadership roles as CEO of EMEA and India, and as Global Head of Fixed Income and Equities. Mr. Jotwani has served on various boards in the US, UK, Japan and India. He was formerly a DCI Fellow at Stanford University and currently serves as chairman of Dasra’s Global Council, a leading Indian NGO. Mr. Jotwani attended Delhi University, India and has an MBA from Pace University, New York.

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Interested Director Not Up for Election

Indranil (Neil) Basu.  Mr. Basu previously worked with Citibank, ABN AMRO and Nomura Securities. Prior to founding Pearl Diver Capital, he was Managing Director and Head of Structured/Securitised Credit business at Wachovia Securities (now Wells Fargo) in London and member of Wachovia’s European Fixed Income Operating Committee. Prior to Wachovia, Mr. Basu was Managing Director and Head of the Structured Credit business at Nomura Securities. In his several senior leadership position in sell-side fixed income investment banking, Mr. Basu has built and led key securitization focused businesses and originated and structured numerous transactions in asset classes ranging from ABS, future flow receivables SME Loans, and private equity secondary positions. He has a Bachelor’s degree in Electronics Engineering from the Indian Institute of Technology (IIT) and holds an MBA (Beta Gamma Sigma) from the University of North Carolina.

Board Committees and Meetings

The Board has established two standing committees to facilitate oversight of the management of the Company: the Audit Committee and the Governance and Nominating Committee.

Audit Committee. The members of the Audit Committee are Messrs. Everets, Jotwani, Mellish and Wilder, each of whom is an Independent Director. Each member of the Audit Committee is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full Board the independent registered public accounting firm for the Company, oversees the work of the independent registered public accounting firm in connection with the Company’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee is also responsible for inquiring of management and Deloitte as to their procedures to assess the representation of securities’ valuations provided by external pricing sources as well as Deloitte's conclusions as to their reasonableness. In addition, the Audit Committee provides oversight of management’s adherence to “fair value” procedures and Deloitte’s conclusions as to the reasonableness of those determinations. The Audit Committee also functions as the qualified legal compliance committee of the Company and is responsible for the confidential receipt, retention and consideration of any report of evidence of (i) a material violation of applicable federal or state securities law, (ii) a material breach of fiduciary duty arising under federal or state law, or (iii) a similar material violation of any federal or state law by the Company or any of its officers, directors, employees or agents that has occurred, is ongoing, or is about to occur. Mr. Mellish currently serves as Chairperson of the Audit Committee. A copy of the Audit Committee Charter is available on the Company’s website (https://www.pearldivercreditcompany.com/documents).

Governance and Nominating Committee. The members of the Governance and Nominating Committee are Messrs. Everets, Jotwani, Mellish and Wilder, each of whom is an Independent Director. The Board has adopted a written charter for the Governance and Nominating Committee. The Governance and Nominating Committee periodically reviews the committee structure, conducts an annual self-assessment of the Board and its committees, and makes the final selection and nomination of candidates to serve as Independent Directors. In addition, the Governance and Nominating Committee makes recommendations regarding the compensation of the Company’s Independent Directors for approval by the Board as there is no separate compensation committee of the Company. The Board nominates and selects the interested Directors and the officers. Mr. Jotwani serves as Chairperson of the Governance and Nominating Committee. A copy of the Governance and Nominating Committee Charter is available on the Company’s website (https://www.pearldivercreditcompany.com/documents).

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Directors, the Governance and Nominating Committee will generally apply the following criteria: (1) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (2) the nominee’s business acumen, experience and ability to exercise sound judgment; (3) a commitment to understand the Company and the responsibilities of a director of an investment company; (4) a commitment to regularly attend and participate in meetings of the Board and its committees; (5) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all Stockholders; and (6) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all Stockholders and to fulfill the responsibilities of an Independent Director. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities.

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As long as an existing Independent Director continues, in the opinion of the Governance and Nominating Committee, to satisfy these criteria, the Company anticipates that the Governance and Nominating Committee would favor the re-nomination of an existing Independent Director rather than nominate a new candidate. Consequently, while the Governance and Nominating Committee will consider nominees recommended by Stockholders to serve as Independent Directors, the Governance and Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or a committee and it determines that the selection of a new or additional Independent Director is in the Company’s best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any Stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance and Nominating Committee. The Governance and Nominating Committee may retain a consultant to assist it in a search for a qualified candidate. The Governance and Nominating Committee has adopted procedures for the selection of Independent Directors.

The Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as Independent Directors, but the Governance and Nominating Committee will consider such factors as it may deem are in the best interests of the Company and the Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Consideration of Candidates Recommended by Stockholders. The Governance and Nominating Committee will review and consider nominees recommended by Stockholders to serve as Independent Directors, provided that the recommending Stockholder follows the procedures for Stockholders to submit nominee candidates as set forth in the Company’s bylaws and Governance and Nominating Committee’s charter, and summarized here.

For any Stockholder recommendation for Independent Director to be included in the Company’s proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a Stockholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the Stockholder in submitting that nomination and whether such objectives are consistent with the interests of all Stockholders. If the Board determines to include a Stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Company’s proxy card. If the Governance and Nominating Committee or the Board determines not to include such candidate among the Board’s designated nominees and the Stockholder has satisfied the requirements of Rule 14a-8, the Stockholder’s candidate will be treated as a nominee of the Stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Company’s proxy statement.

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A Stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures of the Company’s bylaws. To be timely, the Stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the Company addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such Stockholder’s notice to the Secretary shall set forth (i) as to each person whom the Stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) under Section 14 of the Exchange Act, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class and number of shares of capital stock of the Company that are beneficially owned by the Stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director.

Meetings. The Board meets regularly to manage the affairs of the Company, including the appointment of officers, advisers, and sub-advisers, and may hold special meetings to address matters arising between regular meetings. During the fiscal year ended December 31, 2024, the Board held five meetings. The Audit Committee met one time and the Governance and Nominating Committee met one time during the calendar year ended December 31, 2024. Each Director attended 75% or more of the aggregate number of meetings of the Board and the committees on which such Director served and that were held during the fiscal year ended December 31, 2024.

The Directors are not required to attend the Company’s annual meetings of stockholders, and there was no annual meeting of stockholders during the Company’s inaugural fiscal year ended December 31, 2024.

ADDITIONAL INFORMATION

Stockholder Communications with the Board

Stockholders may communicate with the Board as a group or with individual Directors. Any such communication should be sent to the Board or a specific Director c/o the Secretary of the Company at the following address: 430 West 7th Street, Suite 219047, Kansas City, MO 64105. The Secretary of the Company may determine not to forward any communication that does not reasonably relate to the business of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to shares of the Company’s Common Stock and Preferred Stock held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of the Company’s Common Stock and Preferred Stock, and (2) all of the Company’s officers and directors, as a group. The table shows such ownership as of the Record Date, unless otherwise indicated below.

	Common Stock Beneficially Owned(1)
Name and Address	Number	%

Isthmus Capital, LLC(2)	4,266,473	62.7%
University of Wisconsin Foundation(3)	1,459,021	21.4%
All officers and directors as a group(4)	*	*

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	Preferred Stock Beneficially Owned(1)
Name and Address	Number	%
Eagle Point Credit Management LLC(5)	376,306	27.3%
Karpus Management, Inc. (6)	371,929	27.0%
All officers and directors as a group(4)	*	*

*	Represents less than 1.0%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

(2)	The address of the principal executive office of Isthmus Capital, LLC (“Isthmus Capital”) is 1209 Orange Street, Wilmington, Delaware, 19801. Isthmus Capital, a Delaware limited liability company, has shared voting power and shared dispositive power with respect to 4,266,473 common shares of the Company, representing a majority voting interest in the Company.

(3)	As per Schedule 13D/A filed on September 10, 2025, and Form 4 filed on April 22, 2025, both of which are available on the SEC’s EDGAR website. The address of University of Wisconsin Foundation (“UWF”) is 1848 University Avenue, Madison, Wisconsin 53726. Although UWF owns 21.5% of the Company’s common shares, and UWF owns a majority of the outstanding interests of Isthmus Capital, UWF has delegated certain of its voting authority with respect to its interests in Isthmus Capital such that it does not control Isthmus Capital and, therefore, will not be a control person with respect to either Isthmus Capital or the Company.

(4)	The address of each of our officers and directors is c/o Pearl Diver Credit Company Inc., 747 Third Avenue, Suite 3603, New York, New York. In the aggregate, all officers and directors as a group own less than one percent of our common stock.

(5)	As per the Schedule 13G filed on August 12, 2025, which is available on the SEC’s EDGAR website. The address of Eagle Point Credit Management LLC is 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

(6)	As per the Schedule 13G filed on August 14, 2025, which is available on the SEC’s EDGAR website. The address of Karpus Management, Inc. is 183 Sully’s Trail, Pittsford, New York 14534.

Information about the Officers who are Not Directors

The table below provides certain information concerning the officers of the Company who are not also Directors. Currently none of the Company’s officers is directly compensated by the Company.

Name, Address(1) and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Chandrajit Chakraborty (1970)	Chief Financial Officer and Secretary	No set term; served since 2024	Chief Investment Officer of Pearl Diver Capital LLP (2008 – present)

Jerald Francis Wirzman (1963)	Chief Compliance Officer	No set term; served since 2024	Compliance Manager of SS&C Registered Fund Services (2021 – present); Compliance Director of Prudential Insurance Company of America (2007 – 2021)

(1) The business address of each of our officers is 747 Third Avenue, Suite 3603, New York, NY 10017.

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Chandrajit Chakraborty. Mr. Chakraborty has served as the Company’s Chief Financial Officer and Secretary since 2024. He also serves as the Chief Investment Officer and Managing Partner of the Adviser. Mr. Chakraborty brings over 26 years of experience as a structured finance banker, structurer and trader, with prior roles at Wachovia Securities, Nomura Securities, Deutsche Bank, UBS, Old Mutual, Fitch Ratings and JP Morgan. He has originated and structured a variety of innovative transactions, including leveraged loan CLOs and private equity- and hedge fund-backed securitizations. Mr. Chakraborty also previously managed a trading book focused on corporate credit and sovereign debt. He earned a degree in Electronics Engineering from the Indian Institute of Technology (IIT) and a Master’s Degree in Finance (with Distinction) in Financial Engineering from London Business School (LBS).

Jerald Francis Wirzman. Mr. Wirzman has served as our Chief Compliance Officer since July 2024. He has also served as Compliance Manager of SS&C Registered Fund Services since 2021 and as Compliance Director of Prudential Insurance Company of America from 2007 to 2021. Mr. Wirzman has over 30 years of experience within the fund services industry. Prior to joining SS&C Registered Fund Services, Mr. Wirzman served as a Director of Compliance at Prudential Insurance Company of America beginning in February 2007. During his time at Prudential, he served as the Chief Compliance Officer to the Prudential Retirement Insurance and Annuity Company’s (PRIAC) Registered Insurance Retirement Products providing Compliance oversight and reporting to the PRIAC Board. Previous to Prudential, Mr. Wirzman was a Vice President of Compliance at Goldman Sachs Asset Management and Goldman Sachs Hedge Funds Strategies where he reviewed and approved client-marketing presentations, supervised the maintenance and distribution of various restricted trading lists and prepared and filed the SEC Form ADV. In addition to developing and monitoring procedures. Mr. Wirzman received a B.S. in Economics from The College of New Jersey and a Masters of Business Administration, MBA from Rider University. He succeeded Ivana Kovačić, who resigned in July 2024 in connection with her departure from ALPS Fund Services. Mr. Wirzman will serve as CCO until his successor is duly appointed or until his resignation or removal.

Certain Related Party Transactions

Investment Adviser and Investment Advisory Agreement

The Adviser, located at 52 Conduit Street, London, W1S 2YX, United Kingdom, manages the Company’s investments, subject to the oversight of the Board, pursuant to an investment advisory agreement (the “Advisory Agreement”) between us and the Adviser, as amended and restated on July 12, 2024. The Adviser is registered as an investment adviser with the SEC. As of August 31, 2025, the Adviser had approximately $3.0 billion of total assets under management for investment in CLO securities. The Adviser was established in 2008 and is owned by Mr. Indranil (Neil) Basu and Mr. Chandrajit Chakraborty. Senior members of the Adviser’s management team also hold indirect ownership interests in Pearl Diver Capital Holdings Ltd., the Adviser’s parent company.

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The Company pays the Adviser a base management fee and an incentive fee for its services under the Advisory Agreement. The base management fee is equal to an annual rate of 1.50% of our Total Equity Base and is payable quarterly in arrears. The incentive fee is equal to 15% of our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a hurdle and catch-up feature. No incentive fee is payable to the Adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 2.00% per quarter. The Company shall pay the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed 2.00%; (2) 100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate of 2.00% but is less than 2.35294% in any calendar quarter; and (3) 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.35294% in any calendar quarter.

Management fees incurred pursuant to the Advisory Agreement and payable to the Adviser for the period from July 9, 2024 (the date of reorganization), through December 31, 2024, totaled approximately $987,641. For the period ended December 31, 2024, the Company recognized incentive fee expense of $1,085,140.

Administrator and Services Agreement

The Administrator, located at 1290 Broadway, Suite 1000, Denver, CO 80203, furnishes the Company with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the services agreement (the “Services Agreement”) between the Company and the Administrator, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to Stockholders.

Payments under the Services Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Services Agreement, including the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any of their support staff. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Expenses and fees incurred pursuant to the Services Agreement and payable to the Administrator for the period from July 9, 2024 through December 31, 2024, totaled approximately $148,468.

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Independent Registered Public Accounting Firm

The Audit Committee and the Board unanimously selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company at a meeting held on November 11, 2024. Deloitte has served as the independent registered public accounting firm of the Company since the Company’s reorganization in 2024. Deloitte is located at 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626. The Company is not aware of any direct financial or material indirect financial interest of Deloitte in the Company. A representative of Deloitte will not be present at the Meeting via telephone to respond to appropriate questions from Stockholders and, thus, will not have an opportunity to make a statement at the Meeting.

Audit Committee Pre-approval Policies and Procedures. The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm. Under the policies, the Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Company.

In addition, the Audit Committee pre-approves any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Company. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to the Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Company), the Audit Committee receives an annual report showing the aggregate fees paid by the Service Affiliates for such services.

The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Company or a Service Affiliate that were not pre-approved as part of the process described above. The Audit Committee may delegate authority to the Audit Committee Chairman, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

Audit Fees. The aggregate fees billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2024 were $74,250. These fees include services provided in connection with securities offerings.

Audit-Related Fees. There were no audit-related fees billed by Deloitte for the fiscal year ended December 31, 2024.

Tax Fees. The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice or tax planning for the fiscal year ended December 31, 2024 were $16,200.

All Other Fees. Deloitte did not bill any fees for other products or services for the fiscal year ended December 31, 2024.

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All of Deloitte’s services and related fees were pre-approved by the Audit Committee prior to engagement.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by Deloitte during the fiscal year ended December 31, 2024, for services rendered to the Company and the Service Affiliates, are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Company	Aggregate Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees
December 31, 2024	$0	$0	$0

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte’s independence.

Report of the Audit Committee

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report for the fiscal year ended December 31, 2024 (the “Annual Report”), with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the above-described December 31, 2024 audited financial statements with management and with Deloitte, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with Deloitte the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee has reviewed the written disclosures and the letters from Deloitte required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Deloitte to the Company are compatible with maintaining Deloitte’s independence, and has discussed with Deloitte the independence of the independent registered public accounting firm.

The Audit Committee discussed with Deloitte the overall scope and plans for the audit. The Audit Committee met with Deloitte to discuss the results of their audit, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

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Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and Deloitte. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Martin Mellish, Chairman of the Audit Committee

John Everets, Member of the Audit Committee

Tarun Jotwani, Member of the Audit Committee

Gary Wilder, Member of the Audit Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Single Delivery of Proxy Statement to Shared Address

Please note that only one copy of this Proxy Statement and accompanying documents may be delivered to two (2) or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (833) 736-6777. Please direct your written requests to Chandrajit Chakraborty, Secretary, Pearl Diver Credit Company Inc., 430 West 7th Street, Suite 219047, Kansas City, MO 64195.

Stockholder Proposals for the Annual Meeting for the 2026 Fiscal Year

It is currently anticipated that the Company’s next annual meeting of Stockholders after the Meeting will be held in December 2026. Proposals of Stockholders intended to be presented at that annual meeting of the Company must be received by the Company by July 2, 2026, for inclusion in the Company’s proxy statement and proxy cards relating to that meeting. The submission by a Stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws. To the extent the Company wishes to exclude a proposal, potential exclusion will be analyzed based upon both the procedural and substantive bases for exclusion set forth in Rule 14a-8 under the Exchange Act.

Stockholders submitting any other proposals (including proposals to elect Director nominees) for the Company intended to be presented at the annual meeting for the 2026 fiscal year (i.e., other than those to be included in the Company’s proxy materials) must ensure that such proposals are received by the Company, in good order and complying with all applicable legal requirements and requirements set forth in the Company’s bylaws. The Company’s bylaws provide that any such proposal must be addressed to the attention of the Secretary and received in writing by the Company not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. A Stockholder’s notice to the Secretary shall set forth (i) as to each matter the Stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the Stockholder in such business, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder.

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Assuming the next annual meeting is ultimately scheduled to be within 30 days of the December 4th anniversary of the Meeting, such proposals must be received no earlier than July 2, 2026, and no later than August 1, 2026. Stockholder proposals should be addressed to the attention of Chandrajit Chakraborty, Secretary, Pearl Diver Credit Company Inc., 430 West 7th Street, Suite 219047, Kansas City, MO 61405. To be timely, the Stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class U.S. mail, postage or delivery charges prepaid.

In addition to satisfying the foregoing requirements under the Company’s bylaws, Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 to the Secretary of the Company at the address, and in the manner, set forth above no later than October 5, 2026.

If a Stockholder who wishes to present a proposal fails to notify the Company as set forth above for inclusion of a proposal the Company’s proxy statement, the proxies solicited for the meeting will be voted on the Stockholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Copies of the Company’s Annual Report and most recent semi-annual report, including financial statements, have previously been mailed to Stockholders. The Company will furnish to any Stockholder upon request, without charge, an additional copy of the Company’s Annual Report and most recent semi-annual report to Stockholders. Annual Reports and semi-annual reports to Stockholders may be obtained by (1) visiting the Company’s website at www.pearldivercreditcompany.com/pdcc, (2) calling toll-free (833) 736-6777, or (3) writing to: Pearl Diver Credit Company Inc., Attention: Investor Relations, 430 West 7th Street, Suite 219047, Kansas City, MO 64105.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

November 5, 2025

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Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.V79885-P37902 Nominee:1. Election of DirectorPEARL DIVER CREDIT COMPANY, INC.The Board of Directors recommends you vote FOR the election of the Nominee set forth in the following proposal:PEARL DIVER CREDIT COMPANY, INC.747 THIRD AVENUE, SUITE 3603NEW YORK, NEW YORK 10017Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 01) Gary Wilder (Class II Director)!!!To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.For All Withhold AllFor All ExceptVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PDCC2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.V79886-P37902PEARL DIVER CREDIT COMPANY, INC.ANNUAL MEETING OF STOCKHOLDERSDECEMBER 4, 2025 10:30 AM ETTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Chandrajit Chakraborty, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PEARL DIVER CREDIT COMPANY, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 AM ET, on December 4, 2025, at www.virtualshareholdermeeting.com/PDCC2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.V79887-P37902 Nominees:1. Election of DirectorsPEARL DIVER CREDIT COMPANY, INC.The Board of Directors recommends you vote FOR the election of the Nominees set forth in the following proposal:PEARL DIVER CREDIT COMPANY, INC.747 THIRD AVENUE, SUITE 3603NEW YORK, NEW YORK 10017Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.!!!To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.For All Withhold AllFor All Except 01) Martin Mellish (Class II Director) 02) Gary Wilder (Class II Director)VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PDCC2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.V79888-P37902PEARL DIVER CREDIT COMPANY, INC.ANNUAL MEETING OF STOCKHOLDERSDECEMBER 4, 2025 10:30 AM ETTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Chandrajit Chakraborty, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Preferred Stock of PEARL DIVER CREDIT COMPANY, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 AM ET, on December 4, 2025, at www.virtualshareholdermeeting.com/PDCC2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side